Exhibit 10.17

FIFTH ADDENDUM TO THE MASTER AGREEMENT

EXECUTED BY CAMPOSOL S.A AND VIRÚ S.A.

December 17, 2015-December 31, 2022

Witnesseth hereby the Fifth Addendum to the Master Agreement entered into by and between:

•

VIRÚ S.A., identified by Taxpayer Registration (RUC) No. 20373860736, with principal place of business at Carretera Panamericana Norte Km. 521, District and Province of Virú, Department of La Libertad, acting by and through its attorneys-in-fact, Moisés Carlos Guzmán Cárdenas, identified by National Identity Document (DNI) No. 21462311, and Nicanor Mario Deza Neyra, identified by National Identity Document (DNI) No. 18193627, as per powers-of-attorney registered in Electronic Item No. 11009404 of the Registry of Legal Entities in and for Trujillo, hereinafter referred to as “LESSEE,” as party of the first part; and

•

CAMPOSOL S.A., identified by Taxpayer Registration (RUC) No. 20340584237, with principal place of business at Av. El Derby No. 250, piso 4, Urb. El Derby de Monterrico, District of Surco, Province and Department of Lima, acting by and through its attorney-in-fact, Harold Fernando Martín Mongrut Dias, identified by National Identity Document (DNI) No. 07877684, and Natalio Roberto Sánchez Chávez, identified by National Identity Document (DNI) No. 02844895, as per power-of-attorney registered in Electronic Item No. 11009728 of the Registry of Legal Entities in and for Lima, hereinafter referred to as “LESSOR,” as party of the second part.

SECTION ONE: RECITALS

1.1

On December 2, 2015, the parties executed a Commercial Agreement, hereinafter referred to as the “Commercial Agreement”. Similarly, on December 17, 2015, the parties entered into the Master Commercial Agreement, hereinafter referred to as the “Agreement,” for the purpose of specifying the agreements reached in the Commercial Agreement in nine (09) annexes.

1.2

On March 6, 2017, the parties executed an addendum to the Agreement whereby they agreed to amend subsections 2.1.4 and 2.1.11 of Section Two, Section Four, Section Five, Section Eleven and the relevant part of Section Twenty of the Agreement, as well as Annexes 2, 3 and 8 thereto.

1.3

On May 15, 2017, the parties executed a Second Addendum to the Agreement whereby they agreed to amend subsection 2.1. of Section Two, subsections 3.1.3 and 3.1.10 of Section Three and Section Four of Annex 8 to the Agreement.

1.4	On March 19, 2018, the parties executed a Third Addendum to the Agreement whereby they agreed to amend Annex 3 to the Agreement.

1.5	On November 5, 2018, the parties executed a Fourth Addendum to the Agreement whereby they agreed to amend Section Five and Annex 2 to the Agreement.

SECTION TWO: SUBJECT-MATTER

The parties hereby agree to amend Section Five of the AGREEMENT, as well as Annex 2 thereto, which shall read as follows:

“CAMPOSOL’S OBLIGATIONS

SECTION FIVE

CAMPOSOL hereby undertakes to:

(...)

5.2

Lease to VIRÚ its Piura-based plant and all of the piquillo pepper processing equipment therein (Nor Agro) for a term of seven (7) years and fifteen (15) days, under the terms and conditions established in the relevant agreement attached hereto.

ANNEX 2

PIQUILLO PEPPER PROCESSING PLANT AND EQUIPMENT LEASE AGREEMENT

(...)

SECTION THREE: TERM

The term of this Lease is seven (7) years and fifteen (15) days from the execution of the Lease, i.e. from December 17, 2015 to December 31, 2022. Furthermore, LESSOR grants LESSEE a preferential right to extend the Lease for three (3) additional months, that is, until March 31, 2023. For this purpose, LESSEE shall notify LESSOR in writing no later than September 30, 2022 of its express intention to extend the term.

(...)”

SECTION THREE: RATIFICATION

The parties ratify any and all of the clauses, terms and conditions established in the AGREEMENT and the Annexes thereto and acknowledge that those that have not been amended by this Addendum shall remain in force between them.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum, in Lima, on December 15, 2020.

LESSEE

/s/ Moisés Carlos Guzmán Cárdenas

By:

Name: Moisés Carlos Guzmán Cárdenas

LESSEE

/s/ Nicanor Mario Deza Neyra

By:

Name: Nicanor Mario Deza Neyra

LESSOR

/s/ Harold Fernando Martín Mongrut Dias

By:

Name: Harold Fernando Martín Mongrut Dias

LESSOR

/s/ Natalio Roberto Sánchez Chávez

By:

Name: Natalio Roberto Sánchez Chávez

Addendum C-2021-01357-05

CERTIFICATION ON THE REVERSE:

I, THE UNDERSIGNED CIVIL LAW NOTARY, DO HEREBY CERTIFY THAT THE SIGNATURE AFFIXED HEREUNTO IS THE TRUE AND PROPER HANDWRITING OF MR. NICANOR MARIO DEZA NEYRA, IDENTIFIED BY NATIONAL IDENTITY DOCUMENT (DNI) No. 18193627, WHO SETS HIS HAND IN THE NAME AND ON BEHALF OF VIRÚ S.A., AS PER POWER-OF-ATTORNEY REGISTERED IN ITEM No. 11009404 OF THE REGISTRY OF LEGAL ENTITIES IN AND FOR TRUJILLO, WHICH I ATTEST TO. I TAKE ON NO RESPONSIBILITY FOR THE CONTENTS OF THE ANNEXED DOCUMENT IN ACCORDANCE WITH SECTION 108 AND SECTION 109 OF LEGISLATIVE DECREE No. 1049. VIRÚ, MARCH 8, 2021.

/s/ Bernardo O. Rosario Cabellos, Esq

Bernardo O. Rosario Cabellos, Esq.

Civil Law Notary in and for Virú

(Seal: Bernardo O. Rosario Cabellos – Civil Law Notary - Attorney-at-Law – Virú – Peru)

(Seal: La Libertad Notaries Association)

I, THE UNDERSIGNED CIVIL LAW NOTARY, DO HEREBY CERTIFY THAT THE SIGNATURE AFFIXED HEREUNTO IS THE TRUE AND PROPER HANDWRITING OF MR. MOISÉS CARLOS GUZMÁN CÁRDENAS, IDENTIFIED BY NATIONAL IDENTITY DOCUMENT (DNI) No. 21462311, WHO SETS HIS HAND IN THE NAME AND ON BEHALF OF VIRÚ S.A., AS PER POWER-OF-ATTORNEY REGISTERED IN ITEM No. 11009404 OF THE REGISTRY OF LEGAL ENTITIES IN AND FOR TRUJILLO, WHICH I ATTEST TO. I TAKE ON NO RESPONSIBILITY FOR THE CONTENTS OF THE ANNEXED DOCUMENT IN ACCORDANCE WITH SECTION 108 OF LEGISLATIVE DECREE No. 1049. VIRÚ, MARCH 17, 2021.

/s/ Bernardo O. Rosario Cabellos, Esq

Bernardo O. Rosario Cabellos, Esq.

Civil Law Notary in and for Virú

(Seal: Bernardo O. Rosario Cabellos – Civil Law Notary - Attorney-at-Law – Virú – Peru)

(Seal: La Libertad Notaries Association)